UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2021

Date of reporting period: October 31, 2021

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund III

PineBridge Dynamic Asset Allocation Fund

ANNUAL REPORT	OCTOBER 31, 2021

Investment Adviser: PineBridge Investments LLC

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2021

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Fund’s Forms N-Q and N-PORT are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to Fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-877-225-4164; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2021 (UNAUDITED)

SHAREHOLDERS’ LETTER

We are pleased to offer you the 2021 report for the PineBridge Dynamic Asset Allocation Fund (the “Fund”) for the year-to-date period ending October 31, 2021. Enclosed we provide a discussion as to how the Fund was managed and our market outlook going forward during the period.

As of October 31, 2021, on a rolling 1 year basis, the Fund returned 24.87% on a gross basis outperforming the U.S. Consumer Price Index +5% (CPI +5%), which measured at 9.77%. We note that the Fund seeks a total return objective of CPI +5% over rolling five-year periods, while dynamically managing risk to the 60/40 MSCI ACWI/Bloomberg Barclays Global Treasury over full market cycles.

In November 2020, global equities benefitted from growing optimism of imminent vaccines. Developed markets saw especially strong rallies, despite COVID-19 case increases in the US and Europe making new highs for the year. The S&P 500, Euro Stoxx 50, and Nikkei 225 posted 10.8%, 18.1%, and 15.0% gains, respectively, more than making up for the losses in October 2020. On a total return basis, the top contributors to fund performance were US cyclicals, European small cap equity, and US financial equity.

Buoyed by a reduction of risk events and additional monetary stimulus announcements, equities maintained strong momentum as they closed out 2020. Developed markets equities rose once again in December, led by Japan’s Nikkei 225 and the US’s S&P 500. Both indices grew by about 16% YTD, outpacing the 11.7% average across DM regions. Emerging markets grew in December as well and were up 16.6% year-to-date, its best year since 2017. North Asian equities continued to be strong performers, with Chinese, Taiwanese, and South Korean equity indices all up more than 20% year-to-date, thanks to the apparent handling of the coronavirus outbreak. Latin American and Eastern European equities lagged their Asian counterparts with overall contractions in 2020.

The Fund’s performance during the January to March 2021 was bolstered by its cyclical tilt, which was the team’s heaviest conviction. Globally, equities benefitted from progress on vaccination efforts. The US led the charge in the global rally, specifically within the technology space. Investment in technology continues to be an important theme for companies as they seek to enhance productivity. Cloud computing, software as a service, and cyber security are all critical for global businesses. US financials continue to recover, thanks to the gradual economic recovery, a better-than-expected earnings season and a rise in bond yields, which boosted the profitability of banks. Moreover, interest margin improvements from yield-curve steepening should also help boost the sector. European small cap

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2021 (UNAUDITED)

provides stable dividend yield but is also sensitive to economic growth recovery. The team was able to find domestically focused exposures that remained attractive even with a higher euro.

Driven by its risk on positioning, the Fund’s performance during April to June 2021 continued to rally as global equities surged from the ongoing vaccine rollout that enabled many economies to reopen. Volatility in global equities over Q2 can be attributed to inflation concerns. Within developed markets, the US saw the largest gain as value continues to outperform growth year to date. The broad European equity market index rose to a lesser degree, thanks to a strong economic rebound despite investor sentiment dampening due to concern of the Covid-19 delta variant spreading. Meanwhile, the Japanese equities market declined as its vaccination progress continues to lag behind its peers, and due to the epidemic resurgence and state of emergency over Q2. Emerging market equities underperformed their developed market counterparts in Q2, as vaccination campaigns accelerated in developed countries. Chinese equities rose modestly, 3.48%, compared to other markets as policy tightening and regulatory concerns linger.

Global fundamental data continued to improve overall, but at this point, we felt we were beyond the unambiguous rapid-improvement phase of the recovery. Given the sequencing of vaccine availability, divergence in regional trajectories was becoming more pronounced. In Asia, we saw signs that a slowdown is commencing, led by China, and due in large part to slowing Asian exports to bottlenecked countries like the US. This deceleration in exports was also the first sign that such bottlenecks may be slowly clearing, which was positive. We are becoming a bit less bullish. Fading growth impulses and less-generous monetary support over the next nine to 18 months, together with asset prices that offer less reward for taking risk, all dampen our enthusiasm. At the end of June, we shifted our Risk Dial Score from 2.5 to 2.75, edging closer to neutral.

The Fund’s performance during July to September 2021 moderately declined as global growth concerns, a hawkish Fed, and regulatory changes out of China weighed on risk sentiment. We did however cut risk over that period and managed to protect the portfolio as markets sold off through the quarter as many of our fears around more persistent inflation and tightening policy spooked markets. Over the quarter we brought our RDS from a relatively constructive to neutral and have since moved it below. The most significant developments in the global economy have been in China. A strategic shift is underway. After achieving their quantitative growth and poverty reduction targets, policymakers have shifted to a focus on the quality and inclusiveness of growth, termed “common prosperity.” The question is not “if” but to what degree growth will slow as a result. China’s strategic policy shift and the fallout of Evergrande on China’s domestic construction will contribute to slowing of global growth, despite the Delta variant’s fading impact – and this just as central

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2021 (UNAUDITED)

banks appear set to normalize policy. While many believe these developments will keep normalization from proceeding, persistent inflation begs to differ. Stagflation is the watchword, with cash flows slowing and capitalization rates rising. In early September we revised our Risk Dial Score to 3.15, marginally below neutral.

Over the month of October 2021, the fund outperformed it’s CPI +5% return objective as the S&P 500 had it’s best month this year. Equity markets have been surprisingly robust in the face of the supply shock. Not so for several G10 fixed income markets, where the front end of yield curves in Australia, New Zealand, Canada, and the UK have seen the most rapid repricing (higher) on record, with central bank pushback not comforting, as they are now appropriately viewed as behind the curve. On a total return basis, the top contributors to performance were the Productivity Basket*, UK Mid Cap Equity and US TIPS, while top detractors from performance were our EUR, Reopening Basket and GBP.

The Productivity Basket*, which has performed remarkably well over the last year, continues to outperform as more CIOs plan to increase their software capex spending this year. While we initiated our position in US TIPS as a means to express our view that the transitory inflation would be more persistent, we liquidated this position into strength as the market converged towards our view. We decided to shift the allocation into low duration credit strategies like US IG CLO and US IG Short Duration Credit where we could benefit from attractive spreads while maintaining low portfolio duration.

The USD struggled in October as markets started pricing in other central banks’ tightening, yet the EUR depreciated against the USD, as the ECB (European Central Bank) maintains its policy to “moderately” reduce the pace of its asset purchases on Oct 28th. However, the ECB is likely to be one of the last central banks to move on rates. The Reopening Basket targets consumer services stocks that stand to benefit most from robust reopenings and a global consumer that is flush with cash. This has led us mostly to sectors related to travel and leisure, including airlines, hotels, and cruise lines. While these pockets of the market continue to lag, they are attractively valued if one has conviction, as we do, that some form of normality will resume gradually. We expect that forward fundamentals will improve more so than other asset classes and what the market currently expects.

Macro data and company earnings have been robust, reflecting the improvement in activity levels as the Delta wave of infections subsided. Yet China could offset such improvement and remains top of mind. We’ve begun to see macro policy support in the form of local government bond issuance intended to finance local projects, though these actions are sized to merely slow the slowdown. For now, we have not seen an overall turn in the credit cycle and believe that unlike in prior episodes, China is now willing to accept slower growth to achieve societal rebalancing. On

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2021 (UNAUDITED)

balance, while we acknowledge that news out of China in the past few weeks has been less ominous than feared, we are not of the mind that the societal rebalancing and regulatory ratcheting is over.

Meanwhile, despite a few green shoots, the news from companies struggling to resolve their supply chain problems is not improving. The knock-on effects on inflation have been worsening in tandem – a classic supply shock while monetary and fiscal policies are actively boosting demand. The timing of this unclogging remains uncertain, but our base case is that the problem will peak in the first quarter of 2022, with the pace of improvement likely frustratingly slow from there.

The post-financial-crisis recovery featured fiscal drags that required monetary excess to compensate for. This time is different. In the US, the outlook for fiscal policy remains supportive as Democrats continue to negotiate two proposed packages. As a base case, we expect both bills to pass, with a combined size of roughly $2.25 trillion. The US fiscal outlook over the next few years will be substantially more expansionary than for any other major economy, yet even the laggards, fiscally speaking, will not feature the last decade’s fiscal drags. We see a slightly below-average environment for risk-taking and are keeping our risk positioning slightly below neutral.

We appreciate your investment into the PineBridge Dynamic Asset Allocation Fund and look forward to continuing to servicing your investment needs in the year ahead.

Warm Regards,

Michael Kelly

* Productivity Basket is constituted from a blended allocation to stocks of companies that provide productivity-enhancing technologies towards growing capital expenditure intentions globally.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

You cannot invest directly in an index.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2021 (UNAUDITED)

Definition of Comparative Indices And Other Investment Terms

U.S. Consumer Price Index +5% (CPI +5%) is a measure of the average change in prices over time in a fixed market basket of goods and services.

Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) includes large, mid-, small-, and micro-cap segments for all developed markets countries in the index together with large-, mid-, and small-cap segments for the emerging markets countries. The Bloomberg Barclays Global Treasury Total Return Index tracks fixed-rate local currency government debt of investment grade countries, including both developed and emerging markets you cannot invest directly in an index.

Bloomberg Global Treasury Total Return Index includes investment-grade, local-currency denominated sovereign debt. All issues in the index are also part of the Global Aggregate Index and must be fixed-rate, non-convertible debt, and have at least a year-to maturity.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2021 (UNAUDITED)

Comparison of Change in the Value of a $1,000,000 Investment in the PineBridge Dynamic Asset Allocation Fund, Institutional Shares, versus the U.S. Consumer Price Index +5%, and a blended benchmark of 60% MSCI ACWI and 40% Bloomberg Global Treasury Total Return Index Hybrid.

	TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2021
	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date*
Institutional Shares	23.94%	10.66%	8.06%	8.03%
Investor Servicing Shares**	23.85%	10.56%	7.93%	7.95%
U.S. Consumer Price Index +5%	9.77%	7.95%	7.59%	7.55%
60% MSCI ACWI/40% Bloomberg Global Treasury Total Return Index Hybrid	19.67%	12.24%	9.66%	9.81%

* The PineBridge Dynamic Asset Allocation Fund, Institutional Shares and Investor Servicing Shares, commenced operations on March 2, 2016.

**The graph is based on only Institutional Shares; performance for Investor Shares would be different due to differences in fee structures.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 5.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2021

SECTOR WEIGHTINGS † (unaudited)

†Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 61.4%

	Shares	Value

Australia — 0.1%
Xero *	733	$82,439

Austria — 0.3%
ANDRITZ	1,717	97,218
BAWAG Group	1,749	110,089
UNIQA Insurance Group	4,989	46,427
Verbund	4,491	467,764

		721,498

Belgium — 0.3%
Aedifica	886	118,092
Anheuser-Busch InBev	2,581	157,447
Barco	2,466	55,475
Befimmo	1,243	50,867
bpost *	3,204	27,408
Cofinimmo	586	94,500
D’ieteren Group	456	78,491
Fagron	1,977	34,235
KBC Ancora	1,167	60,788

		677,303

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value

Brazil — 0.2%
Localiza Rent a Car	14,000	$111,974
Lojas Renner	12,500	71,251
Magazine Luiza	25,800	49,463
Natura & Holding ADR	9,443	130,030
Raia Drogasil	12,700	52,656
Suzano ADR	7,234	63,442

		478,816

Canada — 0.3%
Algonquin Power & Utilities	12,139	174,984
Barrick Gold	2,565	47,068
Northland Power	5,165	166,059
Shopify, Cl A *	9	13,141
Toronto-Dominion Bank	4,344	315,340

		716,592

Chile — 0.0%
Enel Americas	524,112	59,595

China — 0.3%
Alibaba Group Holding ADR *	43	7,092
Baidu ADR *	992	160,942
Pinduoduo ADR *	3,928	349,278
Tencent Music Entertainment Group ADR *	26,087	205,044

		722,356

Denmark — 0.9%
ALK-Abello *	137	59,356
AP Moller – Maersk, Cl A	28	76,668
Bavarian Nordic *	960	45,949
Chemometec	286	43,200
FLSmidth	1,174	44,625
H Lundbeck	1,677	46,622
ISS	3,033	60,377
Jyske Bank	1,621	79,098
Netcompany Group	653	74,179
Orsted	2,998	423,028
Royal Unibrew	996	123,575
Scandinavian Tobacco Group	2,362	53,076
SimCorp	601	72,606

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value

Denmark — continued
Vestas Wind Systems	22,049	$953,572

		2,155,931

Finland — 0.3%
Cargotec, Cl B	959	49,710
Fortum	6,648	197,507
Konecranes, Cl A *	1,519	63,180
Metso Outotec	10,541	105,769
Musti Group	943	37,042
QT Group *	288	46,477
TietoEVRY	2,186	66,966
Tokmanni Group	1,878	42,725
Valmet	2,519	102,210

		711,586

France — 1.0%
Accor	8,203	293,110
Aeroports de Paris	707	93,907
Air France-KLM *	12,583	59,202
ALD	3,377	50,203
Altarea SCA	139	29,727
Alten	645	103,791
BNP Paribas	903	60,440
Capgemini	154	35,836
CGG *	66,124	47,912
Cie Plastic Omnium	2,260	62,597
Coface	3,032	43,287
Dassault Systemes	2,429	141,463
Elior Group	3,301	26,025
Engie	12,445	176,896
Eutelsat Communications	4,344	61,666
Fnac Darty	583	37,775
ICADE	1,062	83,236
IPSOS	956	44,703
JCDecaux	1,886	49,186
Neoen *	1,068	49,137
Nexans	457	45,777
Nexity	1,121	51,162
Rexel	5,020	99,582
Rubis SCA	1,610	51,536
Schneider Electric	701	120,662

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value

France — continued
SES, Cl A	5,749	$51,625
Sopra Steria Group	318	62,530
SPIE	3,489	84,699
Trigano	244	45,666
Valeo	4,187	122,602
Virbac	77	38,943

		2,324,883

Germany — 2.2%
Aareal Bank	1,639	52,369
AIXTRON	1,889	44,875
Allianz	61	14,184
Amadeus Fire	200	46,194
Aurubis	1,007	86,888
Bilfinger *	1,031	36,184
CANCOM	757	52,296
Cewe Stiftung & KGAA	256	35,749
CompuGroup Medical & KgaA	618	51,652
CTS Eventim & KGaA	4,139	300,766
Dermapharm Holding	363	36,508
Deutsche Lufthansa	8,987	59,342
Deutsche Post	1,421	87,916
Deutsche Telekom	534	9,925
Deutz	3,557	29,852
Duerr	1,235	55,822
E.ON	46,353	587,604
Eckert & Ziegler Strahlen- und Medizintechnik	253	37,875
Encavis	2,493	52,163
Evotec *	1,777	85,969
flatexDEGIRO *	1,068	24,272
Fraport Frankfurt Airport Services Worldwide	2,164	154,348
Freenet	3,314	85,355
Global Fashion Group *	1,688	15,172
Hornbach Holding & KGaA	232	29,313
HUGO BOSS	1,196	74,742
Hypoport *	73	44,852
Infineon Technologies	6,351	296,571
Jenoptik	1,361	52,045
KION Group	1,081	117,966
Kloeckner	2,885	38,820
Krones	438	45,190

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value

Germany — continued
Merck KGaA	1,304	$307,817
MorphoSys *	741	34,906
Nagarro *	185	37,212
Nordex *	2,286	42,018
Pfeiffer Vacuum Technology	206	51,438
ProSiebenSat.1 Media	3,528	59,075
Rheinmetall	826	80,055
RWE	5,015	192,878
S&T	804	19,313
SAP	2,353	340,880
Shop Apotheke Europe *	251	38,011
Siemens	459	74,433
Siemens Energy *	29,217	838,294
Sixt	442	76,081
Software	1,189	48,877
Stroeer & KGaA	826	69,991
TAG Immobilien	2,413	73,306
Varta	281	43,203

		5,170,567

Greece — 0.1%
JUMBO	17,815	264,429

Hong Kong — 1.3%
AIA Group	5,200	58,713
China Construction Bank, Cl H	149,000	101,306
China Life Insurance, Cl H	13,000	22,657
China Merchants Bank, Cl H	500	4,213
China Petroleum & Chemical, Cl H	164,000	80,519
China Shenhua Energy, Cl H	57,000	122,784
Country Garden Services Holdings	2,000	15,552
Geely Automobile Holdings	147,000	511,066
Haidilao International Holding	1,000	2,802
Industrial & Commercial Bank of China, Cl H	241,000	131,953
KWG Group Holdings	222,500	194,460
Meituan, Cl B *	22,200	769,246
Shenzhou International Group Holdings	16,800	362,321
Smoore International Holdings	7,000	33,558
Tencent Holdings	200	12,364
WuXi AppTec, Cl H	600	12,824
Wuxi Biologics Cayman *	26,500	403,265

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value

Hong Kong — continued
Zhou Hei Ya International Holdings	116,000	$104,513

		2,944,116

India — 0.9%
Avenue Supermarts *	3,871	239,630
Divi’s Laboratories	5,617	386,324
Hindustan Unilever	10,543	336,947
IndiaMart InterMesh	4,214	402,175
Info Edge India	3,236	262,547
Jubilant Foodworks	2,583	127,261
Reliance Industries	9,858	333,893

		2,088,777

Indonesia — 0.1%
Bank Central Asia	537,000	283,330

Ireland — 0.1%
AIB Group	15,565	42,176
Bank of Ireland Group *	15,464	92,278
Glanbia	3,284	53,642
Glenveagh Properties *	25,430	32,043

		220,139

Italy — 1.2%
Anima Holding	10,520	55,820
Banca Generali	1,943	91,327
Banco BPM	22,198	68,925
BPER Banca	24,264	53,139
Brunello Cucinelli	998	60,453
De’ Longhi	1,636	63,923
Enel	17,219	144,034
ERG	6,950	250,828
Interpump Group	1,509	111,206
Leonardo	7,928	58,087
Prysmian	23,380	883,794
Reply	433	83,942
Salvatore Ferragamo *	1,930	41,030
Sesa	254	49,799
STMicroelectronics	7,138	337,447
Terna - Rete Elettrica Nazionale	41,531	309,280
Tod’s	508	28,000

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value

Italy — continued
Unipol Gruppo	13,151	$75,557

		2,766,591

Japan — 9.1%
Advantest	3,200	261,952
Asahi Group Holdings	6,400	289,579
Casio Computer	16,400	231,089
Central Japan Railway	2,400	355,867
Concordia Financial Group	52,700	209,459
Daifuku	2,500	229,217
Dai-ichi Life Holdings	14,500	305,521
Daiichi Sankyo	17,100	430,144
Daikin Industries	1,200	262,057
Enigmo	12,800	121,065
Fancl	5,600	169,020
FANUC	600	117,447
Fuji Electric	8,900	433,384
Fuji Oil Holdings	6,400	150,096
Fujitsu	800	137,749
H2O Retailing	13,600	108,227
Harmonic Drive Systems	2,100	94,705
Hitachi	8,300	477,282
Hoya	2,300	337,508
Inpex	20,800	173,736
ITOCHU	14,200	403,917
JCR Pharmaceuticals	4,000	98,232
JMDC *	1,500	112,393
KDDI	4,700	145,485
Keyence	2,700	1,622,961
Koito Manufacturing	4,300	242,966
Kubota	11,400	242,303
M&A Capital Partners *	3,300	185,593
M3	100	5,885
Meiko Electronics	5,200	143,488
Menicon	6,300	236,578
Minebea	12,400	312,788
MISUMI Group	5,100	212,994
Mitsubishi Electric	21,100	282,321
Mitsubishi Gas Chemical	5,500	110,651
Mitsubishi UFJ Financial Group	112,900	616,629
Mitsui Fudosan	16,600	378,461

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value

Japan — continued
Morinaga Milk Industry	7,100	$416,126
MS&AD Insurance Group Holdings	11,100	358,979
Murata Manufacturing	2,500	189,800
NEC	12,900	658,723
NET One Systems	4,500	147,072
Nidec	2,400	264,690
Nihon Unisys	3,100	86,765
Nippon Suisan Kaisha	35,500	201,522
Nippon Telegraph & Telephone	29,700	830,740
Nitori Holdings	2,100	384,255
Nittoku	8,000	276,903
NTT Data	17,900	358,550
Oji Holdings	2,000	9,897
Omron	1,000	95,372
Pan Pacific International Holdings	14,200	297,269
Penta-Ocean Construction	12,000	82,439
Raito Kogyo	8,600	152,495
Recruit Holdings	6,300	418,544
Renesas Electronics *	21,200	260,780
Rengo	25,900	196,111
Santen Pharmaceutical	25,300	355,388
Seven & i Holdings	11,000	461,522
Shin-Etsu Chemical	2,400	426,515
SMC	300	178,829
Sony Group	6,700	772,433
Sumitomo Dainippon Pharma	2,700	38,069
Sumitomo Electric Industries	21,100	278,896
Sumitomo Mitsui Financial Group	10,100	329,740
Suzuki Motor	5,100	227,089
Taiyo Holdings	3,600	96,021
Tokyo Century	3,300	188,199
Tokyu	25,900	364,043
Toyota Motor	51,000	897,842
Trend Micro	4,700	265,155
Unicharm	1,100	44,318
Ushio	9,900	176,589
Yaskawa Electric	2,300	99,285

		21,135,714

Malaysia — 0.0%
Top Glove	34,200	22,464

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value

Mexico — 0.1%
America Movil	141,800	$126,248

Netherlands — 0.5%
Accell Group	723	29,796
Adyen *	5	15,089
Alfen Beheer BV *	386	43,417
Arcadis	1,949	95,079
ASML Holding	39	31,581
ASR Nederland	2,985	139,614
BE Semiconductor Industries	1,048	95,659
Corbion	1,249	59,342
Euronext	1,267	142,657
Galapagos *	842	44,585
IMCD	888	197,145
Koninklijke Ahold Delhaize	862	28,031
PostNL	7,334	31,818
Signify	1,827	88,388
TKH Group	836	47,606
Wereldhave	2,794	43,313

		1,133,120

New Zealand — 0.2%
Meridian Energy	112,603	402,649

Norway — 0.4%
Aker, Cl A	649	59,692
Aker Carbon Capture *	7,555	27,169
Aker Solutions *	13,285	37,632
Crayon Group Holding *	1,109	25,874
Entra	3,589	89,556
Kahoot! *	4,213	25,085
Kongsberg Gruppen	2,057	67,448
Leroy Seafood Group	5,541	50,373
NEL *	24,236	51,152
Nordic Semiconductor *	2,734	80,908
Salmar	1,394	106,102
Scatec	1,932	37,986
SpareBank 1 SR-Bank	4,452	68,193
Storebrand	9,971	106,864
TOMRA Systems	1,833	118,296

		952,330

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value

Poland — 0.2%
Dino Polska *	4,791	$427,986

Portugal — 0.4%
Banco Comercial Portugues, Cl R *	221,847	40,033
EDP - Energias de Portugal	31,607	178,451
EDP Renovaveis	23,960	667,517
Jeronimo Martins SGPS	3,464	78,486

		964,487

South Africa — 0.1%
Anglo American Platinum	679	68,607
Capitec Bank Holdings	521	58,215

		126,822

South Korea — 0.6%
Celltrion *	38	6,520
Hanwha Solutions	18,750	655,460
NAVER	37	12,887
Samsung Electronics	4,668	278,829
SK Hynix	5,471	482,233

		1,435,929

Spain — 1.3%
Acciona	6,116	1,172,224
Acerinox	13,240	184,201
Aena SME *	335	54,855
Almirall	2,284	33,928
Amadeus IT Group, Cl A	785	52,488
Banco de Sabadell *	85,455	68,795
Bankinter	14,312	78,786
Cia de Distribucion Integral Logista Holdings	2,090	44,552
Endesa	5,785	133,382
Fluidra	1,572	60,060
Iberdrola	20,786	245,453
Inmobiliaria Colonial Socimi	8,373	81,402
Laboratorios Farmaceuticos Rovi	458	32,085
Mapfre	15,951	33,753
Mediaset Espana Comunicacion	3,965	20,626
Merlin Properties Socimi	5,844	63,287
Red Electrica	28,273	588,633
Solaria Energia y Medio Ambiente *	2,002	39,968

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value

Spain — continued
Unicaja Banco	25,298	$27,051

		3,015,529

Sweden — 1.5%
AddTech, Cl B	5,187	115,965
AFRY	2,373	70,682
Atlas Copco, Cl B	975	52,735
Avanza Bank Holding	2,104	83,518
Axfood	3,561	87,284
Beijer Ref, Cl B	4,251	87,317
Betsson, Cl B	3,965	27,609
BICO Group, Cl B *	539	27,050
BillerudKorsnas	7,058	147,521
Bure Equity	1,186	54,991
Castellum	7,527	200,182
Cint Group *	2,471	37,289
Dometic Group	4,866	70,741
Dustin Group	2,375	29,065
Electrolux Professional, Cl B *	4,564	35,181
Elekta, Cl B	6,968	80,909
Epiroc, Cl B	3,502	74,420
Fabege	6,519	110,219
Fortnox	734	51,965
Getinge, Cl B	3,812	170,581
Hexagon, Cl B	12,843	206,373
Hexpol	8,126	94,904
Holmen, Cl B	3,538	156,878
Indutrade	3,984	115,929
Instalco	1,018	53,935
JM	1,693	68,505
Kindred Group	3,532	49,353
Lifco, Cl B	2,966	86,376
Millicom International Cellular	1,517	53,063
MIPS	421	50,836
Modern Times Group MTG, Cl B	2,078	23,785
Mycronic	1,334	30,942
Nolato, Cl B	4,215	55,657
Nordic Entertainment Group, Cl B	1,244	71,963
Nyfosa	3,349	56,506
Saab, Cl B	1,699	47,243
Sagax, Cl B	2,627	102,780

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value

Sweden — continued
Sdiptech, Cl B *	456	$23,761
Stillfront Group *	5,301	23,653
Thule Group	2,019	116,325
Vitrolife	1,068	69,517
Wallenstam, Cl B	5,039	88,247
Wihlborgs Fastigheter	3,029	71,669

		3,333,424

Switzerland — 1.1%
ABB	4,832	159,853
ams	3,761	74,308
Bachem Holding, Cl B	83	66,719
Basilea Pharmaceutica *	209	9,770
Belimo Holding	171	99,358
Bossard Holding	116	42,569
Bucher Industries	129	65,035
Burckhardt Compression Holding	82	34,480
Cembra Money Bank	865	57,676
Comet Holding	128	47,532
DKSH Holding	617	49,395
Dufry	1,213	64,095
Flughafen Zurich	579	104,341
Galenica	1,236	90,446
Georg Fischer	100	151,267
Gurit Holding	17	29,484
Helvetia Holding	680	80,952
Huber + Suhner	708	62,944
Idorsia *	2,407	49,528
Inficon Holding	36	46,081
Landis+Gyr Group	458	31,514
Medmix *	484	23,140
Mobimo Holding	41	13,814
Novartis	1,193	98,557
OC Oerlikon	4,804	48,769
Peach Property Group	427	28,914
PSP Swiss Property	1,052	131,443
Sensirion Holding *	213	30,661
SIG Combibloc Group, Cl C	5,387	140,735
Softwareone Holding	1,704	39,455
Stadler Rail	986	43,291
Sulzer	484	47,602

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value

Switzerland — continued
Swissquote Group Holding	203	$41,106
Tecan Group	194	118,654
VAT Group	369	176,198
Vontobel Holding	694	64,200
Zur Rose Group *	129	45,790

		2,509,676

Taiwan — 1.1%
Airtac International Group	8,162	243,611
Cathay Financial Holding	79,000	165,054
Chailease Holding	43,550	416,574
CTBC Financial Holding	117,000	97,610
Delta Electronics	65,000	572,667
MediaTek	14,200	466,210
Silergy	3,150	518,798
Taiwan Semiconductor Manufacturing	7,000	148,516

		2,629,040

Turkey — 0.1%
Aselsan Elektronik Sanayi Ve Ticaret	22,123	37,750
BIM Birlesik Magazalar	16,507	106,710
Eregli Demir ve Celik Fabrikalari	17,709	36,379
Ford Otomotiv Sanayi	646	12,535

		193,374

United Kingdom — 1.0%
Avast	26,738	204,771
AVEVA Group	1,636	79,662
British American Tobacco	2,683	93,503
British Land	35,901	242,861
easyJet	5,007	42,690
Experian	8,709	398,919
Ferguson	1,605	241,508
InterContinental Hotels Group *	4,614	323,176
International Consolidated Airlines Group	15,658	35,100
Land Securities Group	15,292	143,774
SSE	10,896	245,074
Whitbread *	7,766	347,541

		2,398,579

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value

United States — 34.1%

Communication Services — 2.7%
Activision Blizzard	1,251	$97,816
Alphabet, Cl A *	485	1,436,046
Alphabet, Cl C *	326	966,723
AT&T	7,895	199,428
Charter Communications, Cl A *	162	109,332
Comcast, Cl A	5,167	265,739
Discovery *	2,775	65,046
Electronic Arts	574	80,503
Fox	682	27,103
Interpublic Group of	8,619	315,197
Liberty Broadband, Cl A *	515	82,796
Live Nation Entertainment *	2,616	264,608
Madison Square Garden Sports *	1,119	212,062
Match Group *	497	74,938
Meta Platforms, Cl A *	1,426	461,411
Netflix *	493	340,323
Nexstar Media Group, Cl A	487	73,016
Pinterest, Cl A *	625	27,900
Roku, Cl A *	169	51,528
Snap, Cl A *	1,348	70,878
T-Mobile US *	781	89,838
Twitter *	1,394	74,635
Verizon Communications	4,403	233,315
ViacomCBS, Cl B	4,449	161,143
Walt Disney	2,484	419,970

		6,201,294

Consumer Discretionary — 4.9%
Amazon.com *	498	1,679,470
Aptiv *	686	118,603
AutoNation *	2,546	308,371
Best Buy	1,212	148,155
Booking Holdings *	43	104,094
CarMax *	350	47,922
Carnival *	497	11,014
Chipotle Mexican Grill, Cl A *	42	74,719
Cracker Barrel Old Country Store	672	89,490
Deckers Outdoor *	247	97,642
Dollar General	1,309	289,970
DR Horton	987	88,109

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value

United States — continued

Consumer Discretionary — continued
eBay	2,002	$153,593
Etsy *	98	24,568
Foot Locker	2,421	115,409
Ford Motor	4,299	73,427
Gap	4,770	108,231
General Motors *	1,741	94,763
Genuine Parts	170	22,289
Hilton Worldwide Holdings *	3,129	450,420
Home Depot	1,371	509,656
Hyatt Hotels, Cl A *	3,039	258,923
Las Vegas Sands *	4,922	191,023
Lennar, Cl A	610	60,957
LKQ	4,439	244,500
Lowe’s	1,704	398,429
Lululemon Athletica *	221	102,988
Luminar Technologies, Cl A *	6,978	114,369
Marriott International, Cl A *	2,361	377,807
McDonald’s	941	231,063
MercadoLibre *	298	441,344
Newell Brands	2,035	46,581
NIKE, Cl B	1,370	229,187
NVR *	3	14,684
O’Reilly Automotive *	109	67,833
Planet Fitness, Cl A *	6,150	489,232
Pool	475	244,701
PulteGroup	328	15,770
Ross Stores	768	86,938
Royal Caribbean Cruises *	3,020	254,979
Six Flags Entertainment *	4,749	195,326
Starbucks	1,188	126,011
Target	1,021	265,072
Tesla *	806	897,884
TJX	1,838	120,371
Tractor Supply	203	44,085
Travel + Leisure	7,270	395,052
Ulta Beauty *	47	17,266
Under Armour, Cl C *	16,458	310,727
VF	1,424	103,781
Whirlpool	913	192,488
Wynn Resorts *	1,981	177,894

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value

United States — continued

Consumer Discretionary — continued
Yum! Brands	786	$98,203

		11,425,383

Consumer Staples — 0.2%
Costco Wholesale	30	14,746
Molson Coors Beverage, Cl B	1,959	86,372
Procter & Gamble	1,433	204,905
US Foods Holding *	2,757	95,585

		401,608

Energy — 0.5%
Chevron	1,508	172,651
ConocoPhillips	739	55,048
EOG Resources	897	82,937
Exxon Mobil	2,345	151,182
Marathon Petroleum	1,298	85,577
Phillips 66	620	46,363
Pioneer Natural Resources	1,858	347,409
Schlumberger	4,322	139,428
Valero Energy	669	51,734
Williams	1,329	37,331

		1,169,660

Financials — 2.8%
Affiliated Managers Group	1,374	230,667
Aflac	758	40,682
Allstate	2,365	292,480
American Express	364	63,256
Ameriprise Financial	94	28,400
Assurant	109	17,583
Bank of America	18,056	862,716
Bank of New York Mellon	1,915	113,368
Capital One Financial	93	14,046
Citigroup	4,776	330,308
Citizens Financial Group	1,357	64,295
Comerica	851	72,412
Discover Financial Services	105	11,898
Equitable Holdings	375	12,562
Everest Re Group	108	28,242
Fifth Third Bancorp	1,620	70,519

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value

United States — continued

Financials — continued
First Republic Bank	486	$105,136
Goldman Sachs Group	799	330,266
Huntington Bancshares	5,429	85,452
Intercontinental Exchange	89	12,323
JPMorgan Chase	7,172	1,218,451
KeyCorp	2,247	52,288
Lincoln National	693	50,000
M&T Bank	400	58,848
MarketAxess Holdings	201	82,143
Moody’s	92	37,182
Morgan Stanley	3,319	341,127
MSCI, Cl A	225	149,598
Northern Trust	484	59,551
People’s United Financial	1,013	17,363
PNC Financial Services Group	1,096	231,289
Raymond James Financial	206	20,309
Regions Financial	4,460	105,613
S&P Global	235	111,428
State Street	829	81,698
SVB Financial Group *	117	83,936
Synchrony Financial	573	26,616
T Rowe Price Group	244	52,919
Travelers	72	11,583
Truist Financial	3,601	228,555
US Bancorp	3,135	189,260
Wells Fargo	9,450	483,462
Zions Bancorp	957	60,281

		6,540,111

Health Care — 0.3%
Acadia Healthcare *	1,640	101,680
Align Technology *	19	11,863
Amgen	25	5,174
Bristol-Myers Squibb	163	9,519
Cardinal Health	393	18,789
Chemed	466	224,729
Dexcom *	29	18,073
Hologic *	1,654	121,255
Illumina *	27	11,207
Intuitive Surgical *	40	14,445

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value

United States — continued

Health Care — continued
Johnson & Johnson	64	$10,424
Pfizer	283	12,379
Veeva Systems, Cl A *	548	173,721
Vertex Pharmaceuticals *	45	8,322

		741,580

Industrials — 3.9%
3M	1,090	194,761
A O Smith	1,096	80,085
AerCap Holdings *	2,100	123,984
Air Lease, Cl A	635	25,432
Alaska Air Group *	271	14,309
Allegion	348	44,648
AMETEK	434	57,462
Boeing *	826	171,007
Booz Allen Hamilton Holding, Cl A	2,172	188,660
Carrier Global	2,968	155,019
Caterpillar	627	127,914
CH Robinson Worldwide	1,325	128,512
Cintas	217	93,983
Copart *	90	13,976
CoStar Group *	904	77,789
CSX	2,842	102,795
Cummins	873	209,380
Deere	451	154,382
Delta Air Lines *	6,868	268,745
Eaton	541	89,135
Emerson Electric	1,769	171,611
Equifax	956	265,223
Expeditors International of Washington	1,417	174,659
Fastenal	2,389	136,364
FedEx	354	83,378
Fortive	431	32,631
Fortune Brands Home & Security	758	76,861
Generac Holdings *	76	37,891
General Dynamics	534	108,268
General Electric	1,168	122,488
Honeywell International	1,304	285,080
Howmet Aerospace	552	16,389
IHS Markit	731	95,556

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value

United States — continued

Industrials — continued
Illinois Tool Works	2,334	$531,849
JetBlue Airways *	1,971	27,653
Johnson Controls International	1,279	93,840
L3Harris Technologies	365	84,147
Lockheed Martin	372	123,623
ManpowerGroup	112	10,825
Norfolk Southern	296	86,743
Northrop Grumman	332	118,597
Otis Worldwide	835	67,059
Owens Corning	574	53,617
PACCAR	1,282	114,893
Parker-Hannifin	165	48,937
Quanta Services	8,861	1,074,662
Raytheon Technologies	1,142	101,478
Robert Half International	478	54,047
Rockwell Automation	848	270,851
Roper Technologies	238	116,113
SkyWest *	1,388	59,726
Snap-on	129	26,217
Southwest Airlines *	221	10,449
Stanley Black & Decker	322	57,873
Sunrun *	15,600	899,808
Toro	2,821	269,321
Trane Technologies	828	149,810
TransDigm Group *	148	92,325
TransUnion	668	77,014
Uber Technologies *	1,013	44,390
Union Pacific	442	106,699
United Airlines Holdings *	2,265	104,507
United Parcel Service, Cl B	1,128	240,794
Verisk Analytics, Cl A	93	19,555
Waste Management	251	40,218
Westinghouse Air Brake Technologies	713	64,690

		9,170,707

Information Technology — 16.3%
Accenture, Cl A	220	78,934
Adobe *	1,449	942,372
Advanced Micro Devices *	1,664	200,063
Akamai Technologies *	869	91,645

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value

United States — continued

Information Technology — continued
Alteryx, Cl A *	1,139	$83,363
Amphenol, Cl A	1,133	86,980
Analog Devices	690	119,708
ANSYS *	1,636	620,993
Appian, Cl A *	769	76,446
Apple	17,989	2,694,752
Applied Materials	1,405	191,993
Arista Networks *	520	213,039
Arrow Electronics *	2,138	247,473
Atlassian, Cl A *	205	93,917
Autodesk *	1,554	493,566
Automatic Data Processing	3,343	750,470
Bill.com Holdings *	458	134,794
Broadcom	926	492,326
Brooks Automation	1,536	178,867
Cadence Design Systems *	816	141,258
CDK Global	306	13,317
CDW	511	95,378
Ceridian HCM Holding *	343	42,961
Check Point Software Technologies *	1,618	193,513
Cisco Systems	21,478	1,202,124
Citrix Systems	1,341	127,033
Cognex	3,581	313,660
Cognizant Technology Solutions, Cl A	1,282	100,111
Corning	1,322	47,024
Coupa Software *	515	117,265
Datadog, Cl A *	2,079	347,297
Dell Technologies, Cl C *	2,692	296,093
DocuSign, Cl A *	1,276	355,098
Dropbox, Cl A *	5,131	156,444
Elastic *	352	61,076
Enphase Energy *	4,844	1,122,016
EPAM Systems *	201	135,321
F5 Networks *	815	172,087
Fidelity National Information Services	1,426	157,915
First Solar *	10,280	1,229,385
Fiserv *	735	72,390
Five9 *	678	107,131
Fortinet *	1,085	364,929
Gartner *	638	211,759

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value

United States — continued

Information Technology — continued
Global Payments	366	$52,334
GoDaddy, Cl A *	763	52,777
Guidewire Software *	490	61,608
Hewlett Packard Enterprise	18,781	275,142
HP	11,060	335,450
HubSpot *	325	263,325
Intel	5,118	250,782
International Business Machines	3,681	460,493
Intuit	1,239	775,602
IPG Photonics *	888	141,201
Jack Henry & Associates	108	17,980
Juniper Networks	4,244	125,283
Keysight Technologies *	401	72,188
KLA	193	71,943
Lam Research	472	266,005
Marvell Technology	1,957	134,054
Mastercard, Cl A	1,339	449,261
Microchip Technology	2,674	198,117
Micron Technology	978	67,580
Microsoft	15,949	5,289,007
MongoDB, Cl A *	258	134,493
Motorola Solutions	451	112,114
National Instruments	1,778	75,512
nCino *	2,218	161,160
NortonLifeLock	3,244	82,560
Nutanix, Cl A *	7,952	272,833
NVIDIA	4,022	1,028,305
NXP Semiconductors	2,387	479,453
Okta, Cl A *	847	209,361
ON Semiconductor *	2,709	130,222
Oracle	8,409	806,759
Palo Alto Networks *	893	454,617
Paychex	888	109,473
Paycom Software *	548	300,222
Paylocity Holding *	436	133,041
PayPal Holdings *	1,579	367,260
PTC *	1,203	153,202
Qorvo *	331	55,684
QUALCOMM	2,270	302,001
RingCentral, Cl A *	519	126,522

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value

United States — continued

Information Technology — continued
salesforce.com *	2,247	$673,403
Seagate Technology Holdings	983	87,556
ServiceNow *	1,067	744,510
Shopify, Cl A *	310	454,686
Skyworks Solutions	407	68,022
Snowflake, Cl A *	990	350,302
Splunk *	1,064	175,368
Square, Cl A *	615	156,517
Synopsys *	1,831	610,053
TE Connectivity	489	71,394
Teradyne	1,523	210,539
Texas Instruments	2,410	451,827
Trade Desk, Cl A *	3,839	287,579
Trimble *	3,445	300,990
Twilio, Cl A *	729	212,401
Tyler Technologies *	169	91,804
Ubiquiti	265	80,965
Unity Software *	2,069	313,060
Visa, Cl A	2,371	502,107
VMware, Cl A *	2,084	316,143
Western Digital *	931	48,682
Western Union	3,954	72,042
WEX *	466	69,760
Workday, Cl A *	1,331	385,963
Xilinx	914	164,520
Zebra Technologies, Cl A *	633	337,990
Zendesk *	722	73,500
Zoom Video Communications, Cl A *	1,148	315,298
Zscaler *	887	282,829

		37,739,022

Materials — 0.5%
Air Products and Chemicals	56	16,789
Celanese, Cl A	102	16,474
Corteva	1,134	48,932
Dow	1,403	78,526
DuPont de Nemours	1,068	74,333
Ecolab	408	90,666
Freeport-McMoRan	1,410	53,185
International Flavors & Fragrances	510	75,199
International Paper	239	11,871

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value

United States — continued

Materials — continued
Linde	341	$108,847
LyondellBasell Industries, Cl A	536	49,752
Mosaic	1,543	64,143
Newmont	502	27,108
Nucor	643	71,791
PPG Industries	512	82,212
Royal Gold	1,226	121,399
Sherwin-Williams	443	140,258

		1,131,485

Real Estate — 0.9%
Alexandria Real Estate Equities	261	53,281
American Tower	773	217,963
CBRE Group, Cl A *	1,791	186,407
Crown Castle International	779	140,454
Digital Realty Trust	223	35,192
Equinix	363	303,856
Equity Residential ‡	1,139	98,410
Kilroy Realty	2,151	144,934
Prologis	1,133	164,240
Realty Income	894	63,858
SBA Communications, Cl A	226	78,045
Simon Property Group	800	117,264
VICI Properties	2,160	63,396
Welltower	2,308	185,563
Weyerhaeuser	4,181	149,345
Zillow Group, Cl C *	956	99,070

		2,101,278

Utilities — 1.1%
Atlantica Sustainable Infrastructure	16,852	663,126
Avangrid	10,690	563,363
Brookfield Renewable, Cl A	12,540	519,281
Clearway Energy, Cl C	11,944	423,773
IDACORP	1,778	185,481
NextEra Energy	2,653	226,381

		2,581,405

		79,203,533

TOTAL COMMON STOCK
(Cost $109,483,278)		142,399,852

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2021

CORPORATE OBLIGATIONS — 13.7%

	Face Amount	Value

Communication Services — 0.4%
Baidu
Callable 03/07/2025 @ $100
3.075%, 04/07/2025	$200,000	$207,891
Network i2i
Callable 03/03/2026 @ $100
3.975%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 3.390%, (A)	200,000	201,750
Singapore Telecommunications
7.375%, 12/01/2031	200,000	288,859
Turkcell Iletisim Hizmetleri
Callable 01/11/2028 @ $100
5.800%, 04/11/2028	200,000	208,306

		906,806

Consumer Discretionary — 0.2%
Home Depot
Callable 05/01/2022 @ $100
2.625%, 06/01/2022	238,000	240,541
Kia
3.250%, 04/21/2026	200,000	211,174
LS Finance
2025 4.500%, 06/26/2025	200,000	187,988

		639,703

Consumer Staples — 0.4%
Clorox
Callable 06/15/2022 @ $100
3.050%, 09/15/2022	288,000	292,689
Cydsa
Callable 10/04/2022 @ $103
6.250%, 10/04/2027	200,000	203,250
General Mills
Callable 09/12/2022 @ $100
2.600%, 10/12/2022	88,000	89,582
Minerva Luxembourg
Callable 03/18/2026 @ $102
4.375%, 03/18/2031	200,000	190,140

		775,661

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2021

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

Energy — 1.1%
Aydem Yenilenebilir Enerji
Callable 02/02/2024 @ $104
7.750%, 02/02/2027	$200,000	$189,940
Ecopetrol
5.875%, 05/28/2045	60,000	60,741
Geopark
Callable 01/17/2024 @ $103
5.500%, 01/17/2027	200,000	198,702
Indika Energy Capital III Pte
Callable 12/06/2021 @ $103
5.875%, 11/09/2024	200,000	203,100
Korea National Oil
3.250%, 10/01/2025	200,000	213,573
Kosmos Energy
Callable 04/04/2022 @ $104
7.125%, 04/04/2026	200,000	199,500
Lukoil Securities BV
3.875%, 05/06/2030	400,000	415,200
Oil India
5.125%, 02/04/2029	200,000	222,548
Pertamina Persero MTN
6.450%, 05/30/2044	200,000	261,691
Petroleos Mexicanos
6.625%, 06/15/2035	200,000	193,680
Petronas Capital MTN
Callable 10/28/2060 @ $100
3.404%, 04/28/2061	200,000	202,295
ReNew Power Synthetic
Callable 12/06/2021 @ $105
6.670%, 03/12/2024	200,000	209,199
Saka Energi Indonesia
4.450%, 05/05/2024	200,000	194,400

		2,764,569

Financials — 7.3%
American Express
Callable 07/03/2023 @ $100
3.700%, 08/03/2023	594,000	624,253
Asahi Mutual Life Insurance
Callable 09/05/2023 @ $100
6.500%, VAR USD Swap Semi 30/360 5 Yr Curr + 4.588%, (A)	200,000	213,816

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2021

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

Financials — continued
Asian Development Bank MTN
1.875%, 08/10/2022	$620,000	$628,087
1.049%, VAR United States Secured Overnight Financing Rate + 1.000%, 08/27/2026	606,000	630,301
0.250%, 07/14/2023	631,000	628,115
Azure Orbit IV International Finance MTN
4.000%, 01/25/2028	200,000	212,574
Banco de Credito e Inversiones
3.500%, 10/12/2027	200,000	211,900
Banco General
Callable 05/07/2027 @ $100
4.125%, 08/07/2027	200,000	214,002
Banco Mercantil del Norte
Callable 07/06/2022 @ $100
6.875%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 5.035%, (A)	200,000	203,125
Bangkok Bank
Callable 09/23/2025 @ $100
5.000%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 4.729%, (A)	200,000	206,500
Callable 09/23/1931 @ $100
3.466%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 2.150%, 09/23/2036	200,000	198,476
Bank of New York Mellon MTN
Callable 11/07/2023 @ $100
0.350%, 12/07/2023	518,000	515,158
Beijing State-Owned Assets Management Hong Kong
4.125%, 05/26/2025	200,000	210,689
BOC Aviation MTN
Callable 03/29/2025 @ $100
3.250%, 04/29/2025	200,000	208,459
CDBL Funding 1 MTN
3.500%, 10/24/2027	200,000	208,331
CDBL Funding 2 MTN
2.000%, 03/04/2026	200,000	198,039
CMT Pte MTN
3.609%, 04/04/2029	200,000	214,972
European Investment Bank
2.250%, 08/15/2022	618,000	627,739
1.375%, 05/15/2023	1,193,000	1,210,500

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2021

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

Financials — continued
0.339%, VAR United States Secured Overnight Financing Rate + 0.290%, 06/10/2022	$492,000	$492,694
0.250%, 09/15/2023	632,000	628,963
Export-Import Bank of India MTN
3.250%, 01/15/2030	200,000	202,879
Grupo Aval
Callable 11/04/2029 @ $100
4.375%, 02/04/2030	200,000	195,500
Hana Bank MTN
Callable 10/19/2026 @ $100
3.500%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 2.409%, (A)	200,000	202,375
JIC Zhixin
2.125%, 08/27/2030	200,000	191,986
KB Kookmin Card
1.500%, 05/13/2026	200,000	196,846
Kreditanstalt fuer Wiederaufbau
3.125%, 12/15/2021	334,000	335,153
2.625%, 01/25/2022	623,000	626,710
1.750%, 08/22/2022	621,000	628,614
0.250%, 04/25/2023	630,000	628,424
Mirae Asset Securities
2.625%, 07/30/2025	200,000	203,555
Mizuho Financial Group
Callable 09/13/2029 @ $100
2.869%, VAR United States Secured Overnight Financing Rate + 1.572%, 09/13/2030	200,000	206,541
Morgan Stanley MTN
3.750%, 02/25/2023	601,000	625,364
3.125%, 01/23/2023	606,000	624,861
2.750%, 05/19/2022	682,000	690,863
Morgan Stanley MTN
Callable 10/24/2022 @ $100
1.524%, VAR ICE LIBOR USD 3 Month + 1.400%, 10/24/2023	621,000	628,545
NongHyup Bank MTN
1.250%, 07/20/2025	200,000	197,618
Power Finance MTN
3.950%, 04/23/2030	200,000	205,784
REC MTN
2.250%, 09/01/2026	200,000	195,324

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2021

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

Financials — continued
State Street
3.700%, 11/20/2023	$582,000	$618,611
Sumitomo Mitsui Financial Group
2.348%, 01/15/2025	200,000	206,162
Sun Hung Kai Properties Capital Market MTN
3.750%, 02/25/2029	200,000	216,648
United Overseas Bank MTN
Callable 10/19/2023 @ $100
3.875%, VAR USD Swap Semi 30/360 5 Yr Curr + 1.794%, (A)	200,000	204,912
Vanke Real Estate Hong Kong MTN
3.500%, 11/12/2029	300,000	296,742
Woori Card
1.750%, 03/23/2026	200,000	197,521

		17,014,231

Health Care — 0.4%
Amgen
Callable 04/11/2022 @ $100
2.650%, 05/11/2022	195,000	197,015
Auna SAA
Callable 11/20/2023 @ $103
6.500%, 11/20/2025	200,000	208,002
Gilead Sciences
Callable 07/01/2022 @ $100
3.250%, 09/01/2022	616,000	627,634

		1,032,651

Industrials — 0.4%
Cemex
Callable 11/19/2024 @ $103
5.450%, 11/19/2029	200,000	216,640
China Minmetals
Callable 11/13/2022 @ $100
3.750% (A)(B)	200,000	202,872
CMB International Leasing Management MTN
2.750%, 08/12/2030	200,000	192,136
Hutama Karya Persero MTN
Callable 02/11/2030 @ $100
3.750%, 05/11/2030	200,000	213,292

		824,940

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2021

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

Information Technology — 1.2%
B2W Digital Lux Sarl
Callable 09/20/2030 @ $100
4.375%, 12/20/2030	$200,000	$186,002
International Business Machines
2.850%, 05/13/2022	130,000	131,793
1.875%, 08/01/2022	1,672,000	1,691,282
Microsoft
Callable 01/12/2022 @ $100
2.375%, 02/12/2022	478,000	479,687
Callable 02/01/2023 @ $100
2.375%, 05/01/2023	265,000	271,157
NAVER
1.500%, 03/29/2026	200,000	197,634

		2,957,555

Materials — 0.8%
Alpek
Callable 11/25/1930 @ $100
3.250%, 02/25/2031	200,000	198,002
Braskem Netherlands Finance BV
4.500%, 01/31/2030	200,000	202,952
Chalco Hong Kong Investment
Callable 11/07/2021 @ $100
4.250% (A)(B)	200,000	200,044
Chinalco Capital Holdings
Callable 09/11/2024 @ $100
4.100% (A)(B)	200,000	204,460
Endeavour Mining
Callable 10/14/2023 @ $103
5.000%, 10/14/2026	200,000	201,500
Inversiones CMPC
4.375%, 04/04/2027	200,000	217,560
JSW Steel
5.375%, 04/04/2025	200,000	210,449
LG Chemical
2.375%, 07/07/2031	200,000	196,181
Southern Copper
3.875%, 04/23/2025	50,000	53,911
Suzano Austria GmbH
Callable 10/15/2030 @ $100
3.750%, 01/15/2031	200,000	200,250

		1,885,309

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2021

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

Real Estate — 0.4%
Arabian Centres Sukuk II
5.625%, 10/07/2026	$200,000	$208,308
China Aoyuan Group
Callable 09/24/2023 @ $102
6.200%, 03/24/2026	200,000	87,208
Goodman HK Finance MTN
Callable 04/22/2030 @ $100
3.000%, 07/22/2030	200,000	201,836
Longfor Group Holdings
3.950%, 09/16/2029	200,000	204,288
Trust Fibra Uno
Callable 10/30/2029 @ $100
4.869%, 01/15/2030	200,000	213,502
Yuzhou Properties
Callable 02/26/2022 @ $104
8.500%, 02/26/2024	200,000	100,654

		1,015,796

Utilities — 0.9%
China Huadian Overseas Development Management
Callable 05/29/2024 @ $100 4.000% (A)(B)	400,000	415,143
China Huaneng Group Hong Kong Treasury Management Holding
Callable 12/09/2023 @ $100 2.850% (A)(B)	250,000	251,520
Cometa Energia
Callable 01/24/2035 @ $100 6.375%, 04/24/2035	179,800	204,271
Energuate Trust
Callable 05/03/2022 @ $103 5.875%, 05/03/2027	200,000	204,500
Fenix Power Peru
Callable 06/20/2027 @ $100 4.317%, 09/20/2027	165,294	168,188
Inkia Energy
Callable 11/09/2022 @ $103 5.875%, 11/09/2027	200,000	208,000
Minejesa Capital BV 5.625%, 08/10/2037	200,000	211,750

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2021

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

Utilities — continued
OmGrid Funding 5.196%, 05/16/2027	$200,000	$207,932
Termocandelaria Power
Callable 01/30/2023 @ $104 7.875%, 01/30/2029	185,000	190,182

		2,061,486

TOTAL CORPORATE OBLIGATIONS
(Cost $32,179,988)		31,878,707

ASSET-BACKED SECURITIES — 7.1%
Ares LXI CLO, Ser 2021-61A, Cl B
Callable 10/20/2023 @ $100 1.782%, VAR ICE LIBOR USD 3 Month + 1.650%, 10/20/2034	900,000	899,538
Bain Capital Credit CLO, Ser 2021-4A, Cl B
Callable 10/20/2023 @ $100 1.776%, VAR ICE LIBOR USD 3 Month + 1.650%, 10/20/2034	650,000	649,755
Bain Capital Credit CLO, Ser 2021-5A, Cl B
Callable 10/23/2023 @ $100 1.820%, VAR ICE LIBOR USD 3 Month + 1.650%, 10/23/2034	510,000	509,767
Benefit Street Partners CLO XX, Ser 2021-20A, Cl BR 1.843%, VAR ICE LIBOR USD 3 Month + 1.700%, 07/15/2034	1,500,000	1,500,234
Canyon CLO, Ser 2021-2A, Cl BR 0.000% (B)	650,000	649,675
Canyon CLO, Ser 2021-4A, Cl B
Callable 10/15/2023 @ $100 1.837%, VAR ICE LIBOR USD 3 Month + 1.700%, 10/15/2034	800,000	799,589
Cedar Funding VIII CLO, Ser 2021-8A, Cl BR
Callable 10/17/2023 @ $100 1.772%, VAR ICE LIBOR USD 3 Month + 1.650%, 10/17/2034	675,000	674,661
Fort Washington CLO, Ser 2021-2A, Cl B
Callable 10/20/2023 @ $100 1.866%, VAR ICE LIBOR USD 3 Month + 1.750%, 10/20/2034	800,000	799,982
KKR CLO 16, Ser 2021-16, Cl A2R2 1.882%, VAR ICE LIBOR USD 3 Month + 1.750%, 10/20/2034	1,275,000	1,274,363

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2021

ASSET-BACKED SECURITIES — continued

	Face Amount	Value

Utilities — continued
KKR CLO 35, Ser 2021-35A, Cl B
Callable 10/20/2023 @ $100 0.000% (B)	$2,057,142	$2,056,428
OCP CLO, Ser 2021-19A, Cl BR
Callable 10/20/2023 @ $100 1.832%, VAR ICE LIBOR USD 3 Month + 1.700%, 10/20/2034	900,000	899,997
Octagon Investment Partners 44, Ser 2021-1A, Cl BR
Callable 10/15/2023 @ $100 1.824%, VAR ICE LIBOR USD 3 Month + 1.700%, 10/15/2034	1,150,000	1,149,420
Sixth Street CLO XIX, Ser 2021-20A, Cl B 1.782%, VAR ICE LIBOR USD 3 Month + 1.650%, 10/20/2034	350,000	350,067
TCW CLO, Ser 2021-1A, Cl BR 1.875%, VAR ICE LIBOR USD 3 Month + 1.750%, 08/16/2034	1,200,000	1,199,996
TICP CLO XII, Ser 2021-12A, Cl BR
Callable 07/15/2023 @ $100 1.774%, VAR ICE LIBOR USD 3 Month + 1.650%, 07/15/2034	1,250,000	1,251,875
Whitebox CLO I, Ser 2021-1A, Cl ANBR 1.824%, VAR ICE LIBOR USD 3 Month + 1.700%, 07/24/2032	1,725,000	1,724,134

TOTAL ASSET-BACKED SECURITIES (Cost $16,392,142)		16,389,481

SOVEREIGN DEBT — 2.8%
Airport Authority 2.400%, (A)	200,000	196,516
Dominican Republic International Bond 5.875%, 01/30/2060	310,000	303,800
4.875%, 09/23/2032	500,000	507,505
Egypt Government International Bond 7.625%, 05/29/2032	1,160,000	1,121,546
Ghana Government International Bond 10.750%, 10/14/2030	500,000	578,270
8.125%, 03/26/2032	580,000	510,400
Ivory Coast Government International Bond 6.125%, 06/15/2033	300,000	314,928
5.750%, 12/31/2032	688,764	688,764

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2021

SOVEREIGN DEBT — continued

	Face Amount	Value
Kenya Government International Bond 8.000%, 05/22/2032	$650,000	$706,017
6.875%, 06/24/2024	550,000	592,550
Perusahaan Penerbit SBSN Indonesia III 2.550%, 06/09/2031	200,000	200,482
Ukraine Government International Bond 7.750%, 09/01/2024	340,000	366,354
7.253%, 03/15/2033	490,000	498,741

TOTAL SOVEREIGN DEBT (Cost $6,428,899)		6,585,873

EXCHANGE TRADED FUNDS — 1.2%

	Shares
iShares MSCI ACWI Fund	2,151	226,522
iShares MSCI Emerging Markets Fund	10,040	511,237
Xtrackers Harvest CSI 300 China Fund, Cl A	50,604	1,961,411

TOTAL EXCHANGE TRADED FUNDS (Cost $2,656,804)		2,699,170

PREFERRED STOCK — 0.0%

Germany — 0.0%
Jungheinrich **	1,023	51,821

South Korea — 0.0%
Samsung Electronics **	588	32,204

TOTAL PREFERRED STOCK (Cost $85,815)		84,025

TOTAL INVESTMENTS — 86.2% (Cost $167,226,926)		$200,037,108

Percentages are based on Net Assets of $232,026,907.

*	Non-income producing security.
**	There is currently no rate available.
‡	Real Estate Investment Trust.
(A)	Perpetual security with no stated maturity date.
(B)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2021

The open futures contracts held by the Fund at October 31, 2021, are as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount†	Value	Unrealized Appreciation/ (Depreciation)
Long Contracts

TOPIX Index	19	12/12/21	$3,501,727	$3,321,562	$(101,881)
U.S. 5-Year Treasury Notes	55	1/3/22	6,792,178	6,696,250	(95,928)
U.S. 10-Year Treasury Notes	22	12/24/21	2,932,406	2,875,469	(56,937)

			$13,226,311	$12,893,281	$(254,746)

Short Contracts

Euro STOXX 50	(99)	12/20/21	$(4,844,614)	$(4,849,003)	$(98,449)
MSCI EAFE Index	(24)	12/20/21	(2,854,017)	(2,807,520)	46,497
MSCI Emerging Markets	(207)	12/20/21	(13,417,158)	(13,061,700)	355,458
NASDAQ 100 Index E-MINI	(1)	12/20/21	(313,512)	(316,770)	(3,258)
S&P 500 Index E-MINI	(60)	12/20/21	(13,370,476)	(13,791,000)	(420,524)

			$(34,799,777)	$(34,825,993)	$(120,276)

			$(21,573,466)	$(21,932,712)	$(375,022)

† The foreign exchange rate for the contract notional amounts are based on prevailing exchange rates on the date the respective contracts were opened.

A list of the outstanding forward foreign currency contracts held by the Fund at October 31, 2021, is as follows:

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation/ (Depreciation)
Morgan Stanley	12/15/21	AUD	3,940,000	USD	2,864,737	$(99,664)
Morgan Stanley	12/15/21	CAD	430,000	USD	347,388	(88)
Morgan Stanley	12/15/21	CHF	120,000	USD	131,516	273
Morgan Stanley	12/15/21	EUR	1,340,000	USD	1,555,261	4,452
Morgan Stanley	12/15/21	GBP	220,000	USD	301,803	666
Morgan Stanley	12/15/21	JPY	15,800,000	USD	138,684	(18)
Morgan Stanley	12/15/21	JPY	1,471,120,000	USD	13,367,265	452,917
Morgan Stanley	12/15/21	NOK	8,060,000	USD	929,578	(24,172)
Morgan Stanley	12/15/21	SEK	25,400,000	USD	2,954,691	(4,917)
Morgan Stanley	12/15/21	USD	2,907,858	AUD	3,940,000	56,543
Morgan Stanley	12/15/21	USD	4,915,481	CAD	6,220,000	110,802
Morgan Stanley	12/15/21	USD	3,026,026	CHF	2,780,000	14,435
Morgan Stanley	12/15/21	USD	18,260,354	EUR	15,565,000	(246,657)
Morgan Stanley	12/15/21	USD	4,933,324	GBP	3,590,000	(19,319)
Morgan Stanley	12/15/21	USD	2,872,001	GBP	2,110,000	16,174
Morgan Stanley	12/15/21	USD	17,194,334	JPY	1,888,213,000	(618,499)

						$(357,072)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2021

ACWI — All Country World Index

ADR — American Depositary Receipt

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

CLO — Collateralized Loan Obligation

EAFE — Europe, Australasia and Far East

EUR — Euro

GBP — British Pound

ICE — Intercontinental Exchange

JPY — Japanese Yen

LIBOR — London Interbank Offered Rate

MSCI — Morgan Stanley Capital International

MTN — Medium Term Note

NASDAQ— National Association of Securities Dealers and Automated Quotations

NOK— Norwegian Krone

S&P — Standard & Poor’s

SEK — Swedish Krona

TOPIX — Tokyo Stock Price Index

USD — United States Dollar

VAR — Variable Rate

The following table summarizes the inputs used as of October 31, 2021, in valuing the Fund’s investments and other financial instruments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$82,439	$—	$—	$82,439
Austria	721,498	—	—	721,498
Belgium	677,303	—	—	677,303
Brazil	478,816	—	—	478,816
Canada	716,592	—	—	716,592
Chile	59,595	—	—	59,595
China	722,356	—	—	722,356
Denmark	2,155,931	—	—	2,155,931
Finland	711,586	—	—	711,586
France	2,324,883	—	—	2,324,883
Germany	5,170,567	—	—	5,170,567
Greece	264,429	—	—	264,429
Hong Kong	2,944,116	—	—	2,944,116
India	2,088,777	—	—	2,088,777
Indonesia	283,330	—	—	283,330
Ireland	220,139	—	—	220,139

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2021

Investments in Securities	Level 1	Level 2	Level 3	Total
Italy	$2,766,591	$—	$—	$2,766,591
Japan	21,135,714	—	—	21,135,714
Malaysia	22,464	—	—	22,464
Mexico	126,248	—	—	126,248
Netherlands	1,133,120	—	—	1,133,120
New Zealand	402,649	—	—	402,649
Norway	952,330	—	—	952,330
Poland	427,986	—	—	427,986
Portugal	964,487	—	—	964,487
South Africa	126,822	—	—	126,822
South Korea	1,435,929	—	—	1,435,929
Spain	3,015,529	—	—	3,015,529
Sweden	3,333,424	—	—	3,333,424
Switzerland	2,509,676	—	—	2,509,676
Taiwan	2,629,040	—	—	2,629,040
Turkey	—	193,374	—	193,374
United Kingdom	2,398,579	—	—	2,398,579
United States	79,203,533	—	—	79,203,533

Total Common Stock	142,206,478	193,374	—	142,399,852

Corporate Obligations	—	31,878,707	—	31,878,707
Asset-Backed Securities	—	16,389,481	—	16,389,481
Sovereign Debt	—	6,585,873	—	6,585,873
Exchange Traded Funds	2,699,170	—	—	2,699,170
Preferred Stock	84,025	—	—	84,025

Total Investments in Securities	$144,989,673	$55,047,435	$—	$200,037,108

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$401,955	$—	$—	$401,955
Unrealized Depreciation	(776,977)	—	—	(776,977)
Forward Foreign Currency Contracts *
Unrealized Appreciation	—	656,262	—	656,262
Unrealized Depreciation	—	(1,013,334)	—	(1,013,334)

Total Other Financial Instruments	$(375,022)	$(357,072)	$—	$(732,094)

*Forward foreign currency contracts and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2021

Amounts designated as “— “ are $0.

For the year ended October 31, 2021 there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2021

STATEMENT OF ASSETS AND LIABILITIES
Assets:
Investments, at Value (Cost $167,226,926)	$200,037,108
Foreign Currency, at Value (Cost $1,340,260)	1,735,688
Cash and Cash Equivalents	23,217,310
Cash Pledged as Collateral for Futures Contracts	4,766,957
Receivable for Investment Securities Sold	2,011,301
Cash Pledged as Collateral for Forward Foreign Currency Contracts	1,120,000
Unrealized Appreciation on Forward Foreign Currency Contracts	656,262
Dividend and Interest Receivable	573,468
Variation Margin Receivable	205,304
Reclaim Receivable	167,562
Receivable for Capital Shares Sold	20,350
Unrealized Appreciation on Foreign Spot Currency Contracts	10,148
Other Prepaid Expenses	10,147

Total Assets	234,531,605

Liabilities:
Unrealized Depreciation on Forward Foreign Currency Contracts	1,013,334
Payable for Investment Securities Purchased	752,826
Cash Collateral for Futures Due to Broker	360,910
Payable due to Investment Adviser	75,632
Variation Margin Payable	60,496
Accrued Foreign Capital Gains Tax on Appreciated Securities	60,049
Payable for Capital Shares Redeemed	52,242
Payable due to Administrator	23,610
Shareholder Servicing Fees Payable	5,770
Chief Compliance Officer Fees Payable	2,520
Unrealized Depreciation on Foreign Spot Currency Contracts	646
Payable due to Trustees	66
Other Accrued Expenses and Other Payables	96,597

Total Liabilities	2,504,698

Net Assets	$232,026,907

NET ASSETS CONSIST OF:
Paid-in Capital	$174,542,388
Total Distributable Earnings	57,484,519

Net Assets	$232,026,907

Institutional Shares:
Net Assets	$225,284,593
Outstanding Shares of beneficial interest (unlimited authorization - no par value)	16,610,528
Net Asset Value, Offering and Redemption Price Per Share	$ 13.56

Investor Servicing Shares:
Net Assets	$6,742,314
Outstanding Shares of beneficial interest (unlimited authorization - no par value)	497,406
Net Asset Value, Offering and Redemption Price Per Share	$ 13.55

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND

STATEMENT OF OPERATIONS
Year Ended October 31, 2021
Investment Income:
Dividends	$2,833,190
Interest	1,578,825
Less: Foreign Taxes Withheld	(290,183)

Total Investment Income	4,121,832

Expenses:
Investment Advisory Fees	1,818,330
Administration Fees	290,933
Trustees’ Fees	18,099
Shareholder Servicing Fees, Investor Shares	11,390
Chief Compliance Officer Fees	7,173
Custodian Fees	117,523
Transfer Agent Fees	65,231
Legal Fees	49,695
Pricing Fees	46,867
Printing Fees	41,349
Registration and Filing Fees	39,509
Audit Fees	23,620
Other Expenses	25,936

Total Expenses	2,555,655

Less:
Waiver of Investment Advisory Fees	(725,811)

Net Expenses	1,829,844

Net Investment Income	2,291,988

Net Realized Gain (Loss) on:
Investments	34,419,271
Futures Contracts	925,992
Forward Foreign Currency Contracts	(613,708)
Foreign Currency Transactions	(286,486)

Net Realized Gain	34,445,069

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	13,927,631
Futures Contracts	(194,923)
Foreign Capital Gains Tax on Appreciated Securities	(60,049)
Forward Foreign Currency Contracts	(280,305)
Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(44,308)

Net Change in Unrealized Appreciation (Depreciation)	13,348,046

Net Realized and Unrealized Gain on Investments, Futures Contracts, Foreign Capital Gains Tax on Appreciated Securities, Forward Foreign Currency Contracts and Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	47,793,115

Net Increase in Net Assets Resulting from Operations	$50,085,103

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2021	Year Ended October 31, 2020
Operations:
Net Investment Income	$2,291,988	$2,580,405
Net Realized Gain (Loss) on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	34,445,069	(2,527,677)
Net Change in Unrealized Appreciation on Investments, Futures Contracts, Forward Foreign Currency Contracts, Foreign Currency Transactions and Translation of Other Assets, Foreign Capital Gains Tax on Appreciated Securities and Liabilities Denominated in Foreign Currencies	13,348,046	7,159,156

Net Increase in Net Assets Resulting From Operations	50,085,103	7,211,884

Distributions:
Institutional Shares	(2,751,544)	(3,171,282)

Investor Servicing Shares	(239,597)	(227,628)

Total Distributions	(2,991,141)	(3,398,910)

Capital Share Transactions:(1)
Institutional Shares
Issued	3,979,330	11,485,130
Reinvestment of Distributions	2,702,498	2,862,740
Redeemed	(20,022,810)	(30,044,286)

Net Institutional Shares Transactions	(13,340,982)	(15,696,416)

Investor Servicing Shares
Issued	1,456,002	2,847,797
Reinvestment of Distributions	236,731	224,967
Redeemed	(16,210,450)	(1,903,038)

Net Investor Servicing Shares Transactions	(14,517,717)	1,169,726

Net Decrease in Net Assets From Capital Share Transactions	(27,858,699)	(14,526,690)

Total Increase (Decrease) in Net Assets	19,235,263	(10,713,716)

Net Assets:
Beginning of Year	212,791,644	223,505,360

End of Year	$232,026,907	$212,791,644

(1)	See Note 9 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Date & Ratios For a Share Outstanding Throughout Each Year
			Institutional Shares
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017
Net Asset Value, Beginning of Year	$11.08	$10.87	$10.56	$11.59	$10.51

Income (Loss) from Investment Operations:
Net Investment Income*	0.12	0.13	0.20	0.16	0.18
Net Realized and Unrealized Gain (Loss)	2.52	0.25	0.37	(0.54)	1.14

Total from Investment Operations	2.64	0.38	0.57	(0.38)	1.32

Dividends and Distributions:
Net Investment Income	(0.16)	(0.17)	(0.03)	(0.21)	(0.13)
Net Realized Gains	–	–	(0.23)	(0.44)	(0.11)

Total Dividends and Distributions	(0.16)	(0.17)	(0.26)	(0.65)	(0.24)

Net Asset Value, End of Year	$13.56	$11.08	$10.87	$10.56	$11.59

Total Return†	23.94%	3.46%	5.66%	(3.60)%	12.79%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$225,285	$195,263	$207,452	$204,939	$157,511
Ratio of Expenses to Average Net Assets	0.75%	0.75%	0.75%	0.67%	0.50%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.05%	1.13%	1.13%	1.13%	1.17%
Ratio of Net Investment Income to Average Net Assets	0.95%	1.24%	1.88%	1.46%	1.66%
Portfolio Turnover Rate	130%	144%	119%	109%	124%

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.
*	Per share calculations were performed using average shares for the period.
†	Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND

FINANCIAL HIGHLIGHTS (continued)
	Selected Per Share Date & Ratios For a Share Outstanding Throughout Each Year
	Investor Servicing Shares
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017
Net Asset Value, Beginning of Year	$11.07	$10.86	$10.55	$11.60	$10.53

Income (Loss) from Investment Operations:
Net Investment Income*	0.12	0.12	0.18	0.16	0.17
Net Realized and Unrealized Gain (Loss)	2.51	0.25	0.38	(0.57)	1.14

Total from Investment Operations	2.63	0.37	0.56	(0.41)	1.31

Dividends and Distributions:
Net Investment Income	(0.15)	(0.16)	(0.02)	(0.20)	(0.13)
Net Realized Gains	–	–	(0.23)	(0.44)	(0.11)

Total Dividends and Distributions	(0.15)	(0.16)	(0.25)	(0.64)	(0.24)

Net Asset Value, End of Year	$13.55	$11.07	$10.86	$10.55	$11.60

Total Return†	23.85%	3.34%	5.58%	(3.81)%	12.67%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$6,742	$17,529	$16,053	$3,119	$552
Ratio of Expenses to Average Net Assets	0.81%	0.87%	0.90%	0.87%	0.56%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.11%	1.25%	1.28%	1.30%	1.16%
Ratio of Net Investment Income to Average Net Assets	0.94%	1.11%	1.69%	1.39%	1.55%
Portfolio Turnover Rate	130%	144%	119%	109%	124%

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.
*	Per share calculations were performed using average shares for the period.
†	Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2021

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 47 funds. The financial statements herein are those of the PineBridge Dynamic Asset Allocation Fund (the “Fund”). The investment objective of the Fund is to seek total return. The Fund is classified as a diversified investment company. PineBridge Investments LLC serves as the Fund’s investment adviser (the “Adviser”). The Fund currently offers Institutional Shares and Investor Servicing Shares. The Fund commenced operations on March 2, 2016. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Standard Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2021

actual market transactions, broker supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with “Fair Value Procedures” established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Futures contracts that are traded on an exchange are valued at their last reported sales price as of the valuation date.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2021

value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, it may request that a Committee meeting be called.

The Fund uses Markit Fair Value (“Markit”) as a third party fair valuation vendor. Markit provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by Markit in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by Markit. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by Markit are not reliable, the Adviser contacts the Administrator and can request that a meeting of the Committee be held.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by Markit using the predetermined confidence interval discussed above.

In accordance with U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2021

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended October 31, 2021, there have been no significant changes to the Fund’s fair valuation methodology.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2021, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2021, the Fund did not incur any significant interest or penalties.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2021

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expense are recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date and includes the amortization of premiums and the accretion of discount. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on fixed income securities are accreted and amortized using the effective interest method. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Forward Foreign Currency Contracts — The Fund enters into forward foreign currency contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward foreign currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund recognizes realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized appreciation (depreciation) during the year is presented on the Statement of Operations. Risks may arise from unanticipated movements in the value of a foreign

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2021

currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. Refer to the Fund’s Schedule of Investments for details regarding open forward foreign currency contracts as of October 31, 2021.

For the year ended October 31, 2021, the average quarterly balances of forward foreign currency contracts were as follows:

Average Quarterly Notional Contracts Purchased	$(75,970,380)
Average Quarterly Notional Contracts Sold	$24,567,766

Futures Contracts — The Fund utilized futures contracts during the year ended October 31, 2021. To the extent consistent with its investment objective and strategies, the Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The futures contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the futures contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Refer to the Fund’s Schedule of Investments for details regarding open futures contracts as of October 31, 2021.

For the year ended October 31, 2021, the average quarterly notional amount of futures contracts held were as follows:

Average Quarterly Notional Balance Long	$25,532,058
Average Quarterly Notional Balance Short	$(27,455,796)

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Investments in Real Estate Investment Trusts (“REITs”) — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Master Limited Partnerships — Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Funds intend to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

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Cash — Idle cash may be swept into various time deposit accounts and is classified as cash on the Statement of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times may exceed United States federally insured limits. Amounts invested are available on the same business day.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on the ex-dividend date.

3. Derivative Transactions:

The following tables include the Fund’s exposure by type of risk on derivatives held throughout the period.

The fair value of derivative instruments as of October 31, 2021, was as follows:

	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liability Location	Fair Value		Statement of Assets and Liability Location	Fair Value
Derivatives not accounted for as hedging instruments:
Equity contracts	Unrealized appreciation on futures contracts	$401,955	*	Unrealized depreciation on futures contracts	$624,112	*
Interest rate contracts	Unrealized appreciation on futures contracts	-	*	Unrealized depreciation on futures contracts	152,865	*
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	656,262		Unrealized depreciation on forward foreign currency contracts	1,013,334

Total Derivatives not accounted for as hedging instruments		$1,058,217			$1,790,311

*Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin, if any, is reported within the Statement of Assets & Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2021, was as follows:

The amount of realized gain (loss) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Futures Contracts	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$ -	$ (613,708)	$ (613,708)
Equity contracts	1,233,028	—	1,233,028
Interest rate contracts	(307,036)	—	(307,036)

Total	$ 925,992	$ (613,708)	$ 312,284

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Change in unrealized appreciation (depreciation) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Futures Contracts	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$–	$(280,305)	$(280,305)
Equity contracts	(42,058)	—	(42,058)
Interest rate contracts	(152,865)	—	(152,865)

Total	$(194,923)	$(280,305)	$(475,228)

4. Offsetting Assets and Liabilities:

The Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of investments at value (securities) or cash pledged as collateral for futures contracts (cash). The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

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The following is a summary of derivatives subject to master netting agreements and the collateral (received)/pledged by counterparty in connection with the master netting agreements as of October 31, 2021:

Counterparty	Gross Assets Recognized in the Statement of Assets and Liabilities	Gross Liabilities Recognized in the Statement of Assets and Liabilities	Net Amount Available to be Offset	Collateral Pledged or (Received) †	Net Amount ‡
	Forward Currency Foreign Contracts
Morgan Stanley	$656,262	$(1,013,334)	$(357,072)	$357,072	$-

Total	$656,262	$(1,013,334)	$(357,072)	$357,072	$-

†	Collateral pledged is limited to the net outstanding amount due to/from the counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

‡	Represents receivable from/payable to counterparty in the event of default.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

5. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the (“CCO”) and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and

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service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

6. Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides administration services to the Fund. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended October 31, 2021, the Fund paid $290,933 for these services.

The Fund has adopted a shareholder servicing plan (the “Service Plan”) under which a shareholder servicing fee of up to 0.15% of average daily net assets of Investor Servicing Shares of the Fund will be paid to other service providers. Under the Service Plan, other service providers may perform, or may compensate other service providers for performing certain shareholder and administrative services. For the year ended October 31, 2021, the Investor Servicing Shares paid $11,390 for these services.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

Apex Fund Services serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

7. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Fund at a fee calculated at an annual rate of 0.75% of the Fund’s average daily net assets. The Adviser had contractually agreed to reduce fees and/or reimburse expenses to the extent necessary to keep total annual Fund operating expenses after fee reductions and/or expense reimbursements (excluding any class specific expenses, dividend and interest expenses on securities sold short, interest, taxes, acquired fund fee expenses and non-routine expenses (collectively, “excluded expenses”)) from exceeding 0.75% of the average daily net assets of the Fund’s Investor Servicing Shares and Institutional Shares until April 30, 2022 (the “Expense Limitation”). Refer to waiver of investment advisory fees on the Statement of Operations for fees waived for the year ended October 31, 2021. The Adviser may recover all or a portion of its fee reductions or expense reimbursements, up to the expense cap in place at the time the expenses were waived, within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Fund’s total annual fund operating expenses are below the Expense Limitation. This agreement may be terminated by the Board for any

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reason at any time, or by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on April 30, 2021. As of October 31, 2021, the fees which were previously waived and/or reimbursed to the Fund by the Adviser, which may be subject to possible future reimbursement, up to the expense cap in place at the time the expenses were waived and reimbursed to the Adviser were $809,048, $788,351 and $725,811 expiring in 2022, 2023 and 2024, respectively.

8. Investment Transactions:

The cost of security purchases and the proceeds from security sales other than short-term securities, for the year ended October 31, 2021, were as follows:

Purchases
U.S. Government	$7,774,706
Other	233,466,194
Sales
U.S. Government	$7,912,113
Other	256,367,070

9. Share Transactions:

	Year Ended October 31, 2021	Year Ended October 31, 2020
Institutional Shares
Issued	304,953	1,055,889
Reinvestment of Distributions	215,167	254,466
Redeemed	(1,531,296)	(2,781,961)

Total Institutional Shares Transactions	(1,011,176)	(1,471,606)

Investor Servicing Shares
Issued	114,006	264,153
Reinvestment of Distributions	18,848	19,997
Redeemed	(1,218,676)	(179,583)

Total Investor Servicing Shares Transactions	(1,085,822)	104,567

Net Decrease in Shares Outstanding From Share Transactions	(2,096,998)	(1,367,039)

10. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent.

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The permanent differences are primarily related to investments in foreign currency, paydown adjustments, REIT adjustments, and Perpetual Bond adjustments. The permanent differences that are credited or charged to Paid-in Capital and Distributable Earnings as of October 31, 2021 are primarily related to non-deductible excise taxes paid.

Distributable Earnings	Paid-in Capital
$ 2,495	$ (2,495)

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends or distributions declared during the years ended October 31.

	Ordinary Income	Long-Term Capital Gain	Total
2021	$2,991,141	$—	$2,991,141
2020	3,398,910	—	3,398,910

As October 31, 2021 of the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$11,447,921
Undistributed Long-Term Capital Gains	14,693,259
Unrealized Appreciation	31,344,911
Other Temporary Differences	(1,572)

Total Distributable Earnings	$57,484,519

For Federal income tax purposes, the difference between Federal tax cost and book cost are primarily due to mark-to-market on PFIC securities, perpetual bonds and wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Fund at October 31, 2021, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$ 168,529,554	$ 36,005,351	$ (4,600,392)	$ 31,404,959

11. Concentration of Risks:

As with all management investment companies, a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund is subject

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to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”) and ability to meet its investment objective.

Asset Allocation Risk – The Fund is subject to asset allocation risk, which is the risk that the Adviser’s allocation of the Fund’s assets among various asset classes will cause the Fund to underperform other funds with a similar investment objective and/or underperform the markets in which the Fund invests.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund’s securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

Small- and Mid-Capitalization Company Risk – Small- and mid-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Foreign Company Risk – Investing in foreign companies, including direct investments and investments through depositary receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Emerging Markets Securities Risk – The Fund’s investments in emerging markets securities are considered speculative and subject to heightened risks in addition to

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the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Risks of Investing in Other Investment Companies – To the extent the Fund invests in other investment companies, such as open-end funds, closed-end funds and ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund’s investment could decline, which could adversely affect the Fund’s performance. By investing in another investment company, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations.

Because ETFs and certain closed-end funds are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium. Investments in ETFs and certain closed-end funds are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of ETF and certain closed-end fund shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect Fund performance.

Derivatives Risk – The Fund’s use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk, liquidity risk and hedging risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain for the Fund, and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative

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may not correlate perfectly or at all with the underlying asset, rate or index. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. Hedging risk is the risk that derivative instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. The Fund’s use of forwards and swaps is also subject to credit risk and valuation risk. Credit risk is the risk that the counterparty to a derivative contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that a security may be difficult to value. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Foreign Currency Risk – As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

REITs Risk – REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this prospectus.

Short Sales Risk – A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage which can amplify the effects of market volatility on the Fund and, therefore, the Fund’s share price. Theoretically, uncovered short sales have the potential to expose the Fund to unlimited losses.

Convertible Securities Risk – The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase

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and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Rights and Warrants Risk – Investments in rights or warrants involve the risk of loss of the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the right’s or warrant’s expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the underlying security may exceed the market price of the underlying security in instances such as those where there is no movement in the price of the underlying security.

Preferred Stock Risk – Preferred stocks are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Credit Risk – The credit rating or financial condition of an issuer may affect the value of a fixed income security. Generally, the lower the credit quality of a security, the greater the perceived risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value.

Bank Loans Risk – Investments in bank loans (through both assignments and participations) are generally subject to the same risks as investments in other types of debt instruments, including, in many cases, investments in junk bonds. There may be limited public information available regarding bank loans and bank loans may be difficult to value. If the Fund holds a bank loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that any collateral securing a loan may be insufficient or unavailable to the Fund, and that the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws. In addition, the secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may cause the Fund to be unable to realize the full value of its investment in a bank loan.

Bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

High Yield Bond Risk – High yield, or “junk,” bonds are debt securities rated below investment grade. High yield bonds are speculative, involve greater risks of default,

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downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Collateralized Debt Obligations Risk – The risks of an investment in a collateralized debt obligation depend largely on the type of the collateral securities and the class of the debt obligation in which the Fund invests. Collateralized debt obligations are generally subject to credit, interest rate, prepayment and extension, valuation and liquidity risks, which are described elsewhere in this section. These securities also are subject to risk of default on the underlying assets, particularly during periods of economic downturn.

Collateralized Loan Obligation Risk. The risks of an investment in a collateralized loan obligation depend largely on the type of the collateral securities and the class of the debt obligation in which the Fund invests. Collateralized loan obligations are generally subject to credit, interest rate, prepayment and extension, valuation and liquidity risks, which are described elsewhere in this section. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn.

Collateralized loan obligations carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest of other payments, (ii) the collateral may decline in value or default, (iii) the Fund may invest in obligations that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results.

Collateralized Bond Obligation Risk. The pool of high yield securities underlying collateralized bond obligations is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

Corporate Fixed Income Securities Risk – Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Foreign Sovereign Debt Securities Risk – The Fund’s investments in foreign sovereign debt securities are subject to the risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden,

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political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Mortgage-Backed Securities Risk – Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Asset-Backed Securities Risk – Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Bank Obligations Risk – The Fund’s investments in bank obligations are subject to risks generally applicable to debt securities, as well as to the risk of negative events affecting the banking industry. Obligations of foreign banks and foreign branches of U.S. banks are subject to additional risks, including negative political and economic developments in the country in which the bank or branch is located and actions by a foreign government that might adversely affect the payment of principal and interest on such obligations, such as the seizure or nationalization of foreign deposits. Additionally, U.S. and state banking laws and regulations may not apply to foreign branches of U.S. banks, and generally do not apply to foreign banks.

Prepayment and Extension Risk – When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Fund’s assets tied up in lower interest debt obligations.

Portfolio Turnover Risk – The Fund is subject to portfolio turnover risk since it may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

Active Trading Risk – The Fund may actively trade which may result in higher transaction costs to the Fund. Active trading tends to be more pronounced during periods of increased market volatility.

Affiliated Fund Risk – Due to its own financial interest or other business considerations, the Adviser may have an incentive to invest a portion of the Fund’s

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assets in pooled investment vehicles sponsored or managed by the Adviser or its affiliates in lieu of investments directly in portfolio securities, or in lieu of investments in pooled investment vehicles sponsored or managed by others. Similarly, the Adviser may have an incentive to delay or decide against the sale of interests held by the Fund in pooled investment vehicles sponsored or managed by the Adviser or its affiliates.

Unregistered Funds Risk – Investments in unregistered funds are subject to additional risks beyond those associated with investments in registered investment companies, because investments in unregistered funds do not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies. In addition, investments in unregistered funds are often illiquid and difficult to value, their marketability may be restricted and the realization of investments from them may take considerable time and/or be costly, in particular because they may have restrictions that allow redemptions only at specific infrequent dates with considerable notice periods and apply lock-ups and/or redemption fees.

Interest Rate Risk – As with most funds that invest in fixed income securities, changes in interest rates could affect the value of your investment. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities and lower credit qualities) and the Fund’s share price to fall.

U.S. Government Securities Risk – The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

LIBOR Replacement Risk – The elimination of the London Inter-Bank Offered Rate (“LIBOR”) may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new rates. Questions around liquidity

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impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Repurchase Agreements Risk – Under a repurchase agreement, the seller of a security to the Fund agrees to repurchase the security at a mutually agreed-upon time and price. If the seller in a repurchase agreement transaction defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement.

Reverse Repurchase Agreements Risk – Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon time and price. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities.

Securities Lending Risk – Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

Money Market Instruments Risk – The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. A money market fund’s sponsor has no legal obligation to provide financial support to the fund, and there should be no expectation that the sponsor will provide financial support to the fund at any time. Certain money market funds float their net asset value (“NAV”) while others seek to preserve the value of investments at a stable NAV (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in

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an investment loss or prohibit the Fund from redeeming shares when the Adviser would otherwise redeem shares. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.

Market Risk – The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Markets for securities in which the Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

The foregoing is not intended to be a complete discussion of the risks associated with investing in the Fund. A more complete description of risks associated with the Fund is included in the prospectus and statement of additional information.

12. Other:

At October 31, 2021, the percentage of total shares outstanding held by shareholders for the Fund, which are comprised of individual shareholders and omnibus accounts that are held on behalf of various individual shareholders was as follows:

	No. of Shareholders	% Ownership
Institutional Shares	3	72%
Investor Servicing Shares	1	94%

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

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13. Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of October 31, 2021, except for the following.

On September 7, 2021, Brown Brothers Harriman & Co. (“BBH”), the Fund’s custodian, announced that it had entered into an agreement with State Street Bank and Trust Company (“State Street”) to sell BBH’s Investor Services business to State Street (the “Transaction”). The Transaction is subject to certain closing conditions, including regulatory and customary approvals, and it is expected to be consummated in the first quarter of 2022 (the “Closing Date”). Consequently, as a result of the Transaction, it is expected that State Street will replace BBH as the Fund’s custodian effective as of the Closing Date.

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OCTOBER 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund III and the Shareholders of PineBridge Dynamic Asset Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PineBridge Dynamic Asset Allocation Fund (the “Fund”) (one of the series constituting The Advisors’ Inner Circle Fund III (the “Trust”)), including the schedule of investments, as of October 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting The Advisors’ Inner Circle Fund III) at October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for the year ended October 31, 2017 was audited by other auditors whose report dated December 26, 2017, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
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OCTOBER 31, 2021

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PineBridge Investments LLC investment companies since 2018.

Philadelphia, Pennsylvania

December 23, 2021

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
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OCTOBER 31, 2021

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for Fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from May 1, 2021 to October 31, 2021.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
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OCTOBER 31, 2021

DISCLOSURE OF FUND EXPENSES (Unaudited) – concluded

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/01/21	Ending Account Value 10/31/21	Annualized Expense Ratios	Expenses Paid During Period*
PineBridge Dynamic Asset Allocation Fund - Institutional
Actual Portfolio Return	$1,000.00	$1,024.90	0.75%	$3.83
Hypothetical 5% Return	1,000.00	1,021.42	0.75	3.82
PineBridge Dynamic Asset Allocation Fund - Investor Servicing
Actual Portfolio Return	$1,000.00	$1,024.90	0.83%	4.24
Hypothetical 5% Return	1,000.00	1,021.02	0.83	4.23

*	Expenses are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period, multiplied by184/365 (to reflect the one-half year period shown.)

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
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OCTOBER 31, 2021

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.”

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years
INTERESTED TRUSTEES 2 3
WILLIAM M. DORAN (Born: 1940)	Chairman of the Board of Trustees (since 2014)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.
INDEPENDENT TRUSTEES[3]
JON C. HUNT (Born: 1951)	Trustee and Lead Independent Trustee (since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.
THOMAS P. LEMKE (Born: 1954)	Trustee (since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.
NICHELLE MAYNARD-ELLIOTT (Born: 1968)	Trustee (since 2021)	Independent Director since 2018. Executive Director, M&A at Praxair Inc. from 2011-2019.
JAY C. NADEL (Born: 1958)	Trustee (since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.
RANDALL S. YANKER (Born: 1960)	Trustee (since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

1 Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2 Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

3 Trustees oversee 47 funds in The Advisors’ Inner Circle Fund III.

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OCTOBER 31, 2021

Mr. Doran is a Trustee who may be an “interested” person of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-844-523-8637. The following chart lists Trustees and Officers as of October 31, 2021.

Other Directorships Held in the Past Five Years[4]

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Member of Independent Committee of Nuveen Commodities Asset Management to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, JP Morgan Active Exchange-Traded Funds (33 Portfolios) and Symmetry Panoramic Trust (8 Portfolios). Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Munder Funds to 2014. Trustee of Victory Funds to 2015. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust and AXA Premier VIP Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd. Director of Element Solutions Inc., Director of Xerox Holdings Corporation, and Director Nominee for Lucid Group, Inc.

Current Directorships: Chairman of the Board of Trustees of City National Rochdale Funds. Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Independent Non-Executive Director of HFA Holdings Limited. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

4 Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies) or other investment companies under the 1940 Act.

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OCTOBER 31, 2021

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years
OFFICERS
MICHAEL BEATTIE (Born: 1965)	President (since 2014)	Director of Client Service, SEI Investments Company, since 2004.
JAMES BERNSTEIN (Born: 1962)	Vice President (since 2017) Secretary (since 2020)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

JOHN BOURGEOIS (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (since 2014)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds, Catholic Responsible Investments Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Chief Compliance Officer of The KP Funds to 2021.
ERIC C. GRIFFITH (Born: 1969)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.
MATTHEW M. MAHER (Born: 1975)	Vice President and Assistant Secretary (since 2018)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.
ANDREW METZGER (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.
ROBERT MORROW (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.
ALEXANDER F. SMITH (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.
BRIDGET E. SUDALL (Born: 1980)	Privacy Officer (since 2015) Anti-Money Laundering Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

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Other Directorships Held in the Past Five Years

None.
None.
None.
None.
None.
None.
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2021

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on September 22, 2021 to decide whether to renew the Agreement for an additional one-year term (the “September Meeting”). The September Meeting was held via videoconference in reliance on relief provided in orders issued by the Securities and Exchange Commission on March 13, 2020, March 25, 2020 and June 19, 2020 from 1940 Act sections and rules requiring that certain votes of a company’s board of trustees be cast in person due to circumstances related to the current or potential effects of the COVID-19 pandemic. In preparation for the September Meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the September Meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the September Meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark indices.

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Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the September Meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the September Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2021

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark indices and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmarks and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2021

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2021

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2021 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2021 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2021, the Fund is designating the following items with regard to distributions paid during the year.

Ordinary Income Distributions	Long-Term Capital Gain Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Short-Term Capital Gain Dividends(5)	Foreign Tax Credit(6)	Qualified Business Income(7)
100.00%	0.00%	100.00%	40.40%	68.63%	13.12%	0.63%	0.00%	0.00%	0.00%

1.

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

2.

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

3.

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

4.

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

5.

The percentage of this column represents the amount of “Short Term Capital Gain Dividends” and is reflected as a percentage of short term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

6.

The percentage in this column represents the amount of “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended October 31, 2021. The Fund intends to pass through a Foreign Tax Credit to shareholders for fiscal year ended 2021.

7.	The percentage of this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

The information reported herein may differ from the information and distributions taxable to the shareholder for the calendar year ending December 31, 2021. Complete information will be computed and reported with your 2021 Form 1099-DIV.

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PineBridge Investments

Park Avenue Tower

65 East 55th Street

New York, NY 10022

1-877-225-4164

Investment Adviser:

PineBridge Investments LLC

Park Avenue Tower

65 East 55th Street

New York, NY 10022

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

PBI-AR-001-0600

Item 2.	Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial experts are Thomas P. Lemke and Jay Nadel, and each of Mr. Lemke and Mr. Nadel is “independent” as that term is defined in Form N-CSR Item 3 (a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to The Advisors’ Inner Circle Fund III (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2021			2020
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$730,515	None	$11,990	$581,815	None	$607,218
(b)	Audit-Related Fees	$4,000	None	None	$4,000	None	None
(c)	Tax Fees(2)	None	None	$90,000	None	None	$505,050
(d)	All Other Fees	None	None	$1,473	None	None	$15,941

Fees billed by Ernst & Young LLP (“E&Y”) relate to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2021			2020
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$128,050	None	None	$76,830	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by Deloitte & Touche LLP (“D&T”) relate to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows

		2021			2020
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$26,800	None	None	$26,000	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by KPMG (“KPMG”) relate to the Trust

KPMG billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows

		2021				2020
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$25,000	None	None		None	None	None
(b)	Audit-Related Fees	None	None	None		None	None	None
(c)	Tax Fees	None	None	None		None	None	None
(d)	All Other Fees	None	None	$206,957	(3)	None	None	$200,314	(3)

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax return preparation fees for affiliates of the Funds.

(3)	Non-audit fees consist of SSAE No. 18 report over investment management activities and non-statutory audit reports of Legal & General Investment Management America, Inc.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1)	require specific pre-approval;

(2)	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

(3)

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2021	2020
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2021	2020
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2021	2020
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (KPMG):

	2021	2020
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $91,473 and $520,991 for 2021 and 2020, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2021 and 2020, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2021 and 2020, respectively.

(g) The aggregate non-audit fees and services billed by KPMG for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $206,957 and $200,314 for 2021 and 2020, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by,

or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: January 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: January 7, 2022

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger,
Treasurer, Controller, and CFO

Date: January 7, 2022